EXHIBIT 10.20

                           < TRANSLATED DOCUMENT >

                     Shanghai Foreign Investment Committee

                        Fu Wai Zi Wei Pi Zi (2001) No. 1940

_______________________________________________________________________________

 Official Reply to the Request for Increase in Investment and Investor Name
           Change of HuaWei Semiconductor (Shanghai) Co., Ltd.


Shanghai Songjiang Export Processing Zone Administrative Committee:

Your Wei Song Chu Zi (2001) No. 68 request for Increase in Investment of Foreign Solely-funded HuaWei Semiconductor (Shanghai) Co., Ltd. and the attached documents from your committee have been received. After careful study, the official reply is given as follows:

1. It is agreed that the total investment of the project be increased from US$ 29.90 million to US$90.00 million, a net increase of US$60.10 million; and that the registered capital be increased from US$ 12.00 million to US$30.00 million, a net increase of US$18.00 million, which is contributed in U.S. dollars through the bank. The investor shall pay 15% of the increased registered capital within 3 months since the date of issuance of the industrial and commercial business license, and pay off the remaining sum within 3 years since the date of issuance of the business license. The balance between the increased total investment and the increased registered capital shall be raised by the investor from the relevant bank outside China.

2. It is agreed that the name of investor of HuaWei Semiconductor (Shanghai) Co., Ltd. be changed from Omniview Technology International Ltd. to HuaWei Technology International Ltd.

3. It is agreed that the amended portion of the original Article of HuaWei Semiconductor (Shanghai) Co., Ltd. that was resulted from this approved change be accepted, and that the unaffected portion remain effective.

4. This investment falls into the category of "Phtoto Electronic Devices, Sensor Devices Components & Transducers Production", Article 3 of Title 11 for Electronic Industry of "Foreign Investment Industry Directory". The company is entitled to receive various benefits allowed under the policy.

After receiving the official approval, please wait for the official notice from this agency to exchange for the Certificate of Approval.

Shanghai Foreign Investment Committee
December 10, 2001

Key words: Foreign Investment Solely-funded Increase in Investment Name Change
           Official Reply
_______________________________________________________________________________

CC: Foreign Economic and Trade Committee, Shanghai Planning Committee, Economic and Trade Committee, Planning Bureau, Environmental Protection Bureau, Shanghai Administrative Bureau of Industry and Commerce, Taxation Bureau
    ( Foreign Taxation Office ), Shanghai Foreign Exchange Administrative Sub-bureau, Shanghai Customs, HuaWei Semiconductor (Shanghai) Co., Ltd.


_______________________________________________________________________________

                           CERTIFICATE OF APPROVAL
                FOR ESTABLISHMENT OF ENTERPRISES WITH FOREIGN
                         INVESTMENT IN THE PEOPLE'S
                              REPUBLIC OF CHINA



Approval No.                    Foreign Economic & Trade Fu Du Zi Zi [2000]
                                No. 2030
Code No. of Import              3100607426059
and Export Enterprise
Date of Approval                December 19, 2000
Date of Issuance                December 20, 2001
of Certificate


-------------------------------------------------------------------------------
  Name of Enterprise: |  Chinese  |  [_][_][_][_][_][_][_][_][_][_][_][_]
                      |--------------------------------------------------------
                      |  English  |  HuaWei Semiconductor (Shanghai) Co. Ltd.
-------------------------------------------------------------------------------
  Address of Enterprise:   |  Shanghai Songjiang Export Processing Zone Songkai
                           |  Land Block No. III-11
-------------------------------------------------------------------------------
Type of Enterprise:        |  Foreign-invested Enterprise
-------------------------------------------------------------------------------
Term of Operation:         |  50 Years
-------------------------------------------------------------------------------
Total Investment:          |  Ninety Million US Dollars
-------------------------------------------------------------------------------
Registered Capital:        |  Thirty Million US Dollars
-------------------------------------------------------------------------------
Name of Investor:          |  Place for Registration:  |    Investment Volume:
                           |                           |
-------------------------------------------------------------------------------
                           |                           |
                           |                           |
                           |                           |
                           |                           |
                           |                           |
                           |    Cayman Islands         |       USD 30 million
 HuaWei Technology         |                           |
  International Ltd.       |                           |
                           |                           |
                           |                           |
                           |                           |
                           |                           |
-------------------------------------------------------------------------------
                    |
                    |
                    |  Produce CMOS image sensor, spare parts and accessories,
Scope of Business:  |  and distribute the products manufactured by the company
                    |  itself.
                    |
                    |
-------------------------------------------------------------------------------